UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported): October 28, 2004

                             HARLEYSVILLE GROUP INC.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                      0-14697            51-0241172
---------------------------           ---------          -------------
(State or other jurisdiction         (Commission         (IRS Employer
     of incorporation)               File Number)      Identification No.)

 355 Maple Avenue, Harleysville, Pennsylvania               19438
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   (Address of principal executive offices)               (Zip Code)

                                 (215) 256-5000
               ---------------------------------------------------
               Registrant's telephone number, including area code

                                 Not Applicable
     ----------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On October 28, 2004, Harleysville Group Inc. issued a press release reporting its earnings for the quarter ended September 30, 2004 (furnished hereunder as Exhibit 99.1 and incorporated herein).

      The information provided in this Form 8-K, Item 2.02, Results of Operations and Financial Condition, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

      In addition to disclosing results that are determined in accordance with U.S. generally accepted accounting principles (GAAP), the company also discloses non-GAAP information on operating earnings. Management believes information on operating earnings is useful to investors. Management has historically employed operating earnings as a valuable measurement of the underlying profitability of the Company's insurance operations since it excludes the impact of the Company's investment results.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

            (b) On October 28, 2004, Harleysville Group Inc. issued a press release reporting that Bruce J. Magee, Senior Vice President and Chief Financial Officer, had stated his intention to resign effective sometime late in the first quarter of 2005, or in the second quarter of 2005, following the completion of financial reporting for 2004 and the orderly transition to his successor. The Registrant also announced that a search for Mr. Magee's successor had been commenced. A copy of the press release is attached hereto as Exhibit 99.2.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1 Press release "Harleysville Group Reports Third Quarter 2004 Results" dated October 28, 2004.

Exhibit 99.2 Press release "Harleysville Group Announces CFO Bruce Magee Plans to Step Down in 2005; Company Appoints Robert Kauffman as General Counsel" dated October 28, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HARLEYSVILLE GROUP INC.
                                          Registrant

                                          /s/ Bruce J. Magee
October 28, 2004                          ----------------------------
                                          Bruce J. Magee
                                          Senior Vice President and
                                          Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.       Description

99.1 Press release dated October 28, 2004 of Harleysville Group Inc. (furnished pursuant to Item 2.02 hereof).

99.2 Press release dated October 28, 2004 of Harleysville Group Inc. (furnished pursuant to Item 5.02 hereof).